Finance cost (Tables)	12 Months Ended
Dec. 31, 2023
Finance cost
Schedule of Finance Cost

	For the year ended 31 December
	2023	2022	2021
	USD	USD	USD
Lease finance charges (Note 20.3)	117,163	200,050	94,626
Interest accretion on financial liabilities	12,192	—	—
Cost of acquiring equity facility (B. Riley)	—	2,772,934	—
Interest expense on convertible notes	—	439,026	1,400,067
Loss on conversion of notes	—	150,227	—
Interest expense on loans	—	104,406	—
	129,355	3,666,643	1,494,693